UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Monster Worldwide, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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	(4)	Date Filed:

May 22, 2014

Dear Stockholder:

We have previously sent to you proxy material for the Annual Meeting of Stockholders of Monster Worldwide, Inc to be held on June 3, 2014. The Board of Directors has unanimously recommended that stockholders return the enclosed proxy card voting FOR all of the items on the agenda.

Please help your company avoid the expense of further solicitation by voting TODAY by telephone, via the Internet, or by signing, dating and returning the enclosed proxy card in the envelope provided to ensure that your votes are validly received prior to the Annual Meeting.

Sincerely,

Salvatore Iannuzzi

Chairman of the Board of Directors, President

and Chief Executive Officer

REMEMBER:

You can vote your shares by telephone, or via the Internet.

Please follow the easy instructions on the enclosed card.

If you have any questions, or need assistance in voting

your shares, please call our proxy solicitor,

INNISFREE M&A INCORPORATED

TOLL-FREE, at 1-888-750-5834.

Three Alternate Ways to Vote
VOTE BY INTERNET/TELEPHONE/MAIL
MONSTER WORLDWIDE, INC.	24 Hours a Day – 7 Days a Week
ATTN. LEGAL DEPARTMENT
622 THIRD AVENUE	VOTE BY INTERNET - www.proxyvote.com
39TH FLOOR NEW YORK, NY 10017	Use the Internet to vote up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions.

VOTE BY TELEPHONE - 1-800-690-6903

Use any touch-tone telephone to vote up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Monster Worldwide, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

If you have submitted your vote by Internet or telephone there is no need for you to mail back your proxy card.

REGISTER TO ATTEND MEETING

To attend the meeting, you must request an admission ticket at www.proxyvote.com no later than June 1, 2014. Have your proxy card in hand when you access the web site and follow the instructions.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M73823-P46180-Z62270	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MONSTER WORLDWIDE, INC.
The Board of Directors recommends you vote FOR all of the nominees in Proposal 1, and FOR Proposals 2, 3, 4 and 5.
1.	Election of Directors
	Nominees:	For	Against
	1a. Salvatore Iannuzzi	☐	☐			For	Against	Abstain
	1b. John Gaulding	☐	☐	2.	Ratification of the appointment of BDO USA, LLP as Monster Worldwide, Inc.‘s independent registered public accounting firm for the fiscal year ending December 31, 2014.	☐	☐	☐
	1c. Edmund P. Giambastiani, Jr.	☐	☐
	1d. Jeffrey F. Rayport	☐	☐	3.	Approval of the Monster Worldwide, Inc. Amended and Restated 2008 Equity Incentive Plan.	☐	☐	☐
	1e. Roberto Tunioli	☐	☐	4.	Approval of the Monster Worldwide, Inc. Second Amended and Restated Executive Incentive Plan.	☐	☐	☐
	1f. Timothy T. Yates	☐	☐	5.	Advisory vote to approve named executive officer compensation.	☐	☐	☐
				Note:

This proxy will be voted as specified. If no specification is made it will be voted FOR all nominees in Proposal 1, and FOR Proposals 2, 3, 4 and 5. The proxies are authorized to vote in their discretion with respect to other matters that may come before the meeting.

(NOTE: Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized person.)

Signature [PLEASE SIGN WITHIN BOX]	Date			Signature (Joint Owners)	Date

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

M73824-P46180-Z62270

MONSTER WORLDWIDE, INC.
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Salvatore Iannuzzi and James M. Langrock, and each of them, with full power of substitution, as proxies to vote on behalf of the undersigned all shares that the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Monster Worldwide, Inc. to be held at 10:00 a.m. on Tuesday, June 3, 2014, at 133 Boston Post Road, Weston, Massachusetts 02493, and at any adjournments or postponements thereof, with all powers the undersigned would possess if personally present, upon the matters set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement, as directed on the reverse side hereof.

Any proxy heretofore given by the undersigned with respect to such shares is hereby revoked. Receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement is hereby acknowledged.

(To be Completed, Signed and Dated on Reverse Side)